GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Goldman Sachs Equity Income Fund

Goldman Sachs Focused Value Fund

Goldman Sachs Large Cap Value Fund

Goldman Sachs Mid Cap Value Fund

Goldman Sachs Small Cap Value Fund

Goldman Sachs Small/Mid Cap Value Fund

(each a “Fund” and, collectively, the “Funds”)

Supplement dated May 14, 2018 to the

Prospectus dated December 29, 2017, as supplemented to date (with respect to Class A, Class C, Institutional, Investor, Class R, Class R6, Service and Class T Shares) (the “Multi-Class Prospectus”) and to the Prospectus dated April 16, 2018 (with respect to Class P Shares) (the “Class P Prospectus” and, together with the Multi-Class Prospectus, the “Prospectuses”)

Effective immediately, the Funds’ Prospectuses are revised as follows:

The following replaces in its entirety the sixth paragraph below the table in the “Service Providers—Management Fees and Other Expenses” section of the Multi-Class Prospectus:

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of average daily net assets for each of the Equity Income, Focused Value, Large Cap Value, Small Cap Value and Small/Mid Cap Value Funds and to 0.104% of average daily net assets for the Mid Cap Value Fund, through at least December 29, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

The following replaces in its entirety the sixth paragraph below the table in the “Service Providers—Management Fees and Other Expenses” section of the Class P Prospectus:

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of average daily net assets for each of the Equity Income, Focused Value, Large Cap Value, Small Cap Value and Small/Mid Cap Value

Funds and to 0.104% of average daily net assets for the Mid Cap Value Fund, through at least April 16, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

This Supplement should be retained with your Prospectus for future reference.

EQVALEXPCHG 05-18